PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of Property, plant and equipment

	As of December 31,
	2017	2018
Buildings	959	907
Furniture, fixture and equipment	9,475	10,639
Leasehold improvement	52,565	61,735
Motor vehicles	977	1,154
Total	63,976	74,435
Less: Accumulated depreciation	(23,813)	(28,539)
	40,163	45,896